UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)		September 28, 2007

Diomed Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32045	84-1480636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Dundee Park, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 475-7771
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATEIAL DEFINITIVE AGREEMENTS.

$10,000,000 Term Loan from Hercules Technology Capital Growth Capital, Inc.

On September 28, 2007, Diomed Holdings, Inc. (the “Registrant”) and its wholly-owned subsidiary, Diomed, Inc. (collectively, the “Company”), entered into a Loan and Security Agreement (the “Loan Agreement”) with Hercules Technology Growth Capital, Inc. (the “Lender”). The Loan Agreement provides for a term loan (the “Loan”) of up to $10 million in two tranches, an initial $6 million tranche, which was funded on September 28, 2007, and an additional $4 million tranche available at the Company’s option at any time during the period from January 31, 2008 through March 31, 2008. The proceeds of the Loan are for the Company’s working capital purposes.

The Loan is secured by the assets of the Company, including the $14.7 million judgment awarded to Diomed, Inc. against AngioDynamics, Inc. and Vascular Solutions, Inc. in the Company’s lawsuit in which AngioDynamics and VSI were found to have infringed the Company’s EVLT® patent. The Registrant also granted to the Lender a pledge of the shares of Diomed, Inc., and Diomed, Inc. granted to the Lender a pledge of its wholly-owned United States subsidiaries and a share charge of 65% of the outstanding shares of its wholly-owned United Kingdom subsidiary, Diomed Limited.

The Loan bears interest at the prime rate plus 3.20%, will be repayable on an interest-only basis through June 30, 2008 and will thereafter become payable in 24 equal monthly installments of principal and interest, with the final installment due on July 1, 2010, at which time a deferred interest charge of 9.5% of the funds borrowed will also be payable. The Loan may be prepaid at the Company’s option, subject to a prepayment fee of 3% of the funds borrowed (if prepaid during the first 12 months), 2% of the funds borrowed (if prepaid during after twelve months but before 24 months) or 1% (if prepaid at 24 months or thereafter).

The Company paid the Lender a $200,000 commitment fee in connection with the Loan, and has agreed to pay the Lender success fees of $900,000 on June 30, 2008 and 1% of the gross consideration paid for the acquisition of the Company should a change of control occur while the Loan is outstanding. The Company also agreed to pay the legal fees and expenses incurred by the Lender in connection with negotiating the Loan Agreement. As additional consideration, the Registrant also issued to the Lender warrants to purchase up to 86,957 shares of Registrant’s Common Stock at an exercise price of $0.70 per share, with a term of five years (the “the Lender Warrants”).

Consent by Holders of Variable Rate Convertible Debentures

The terms of the outstanding Variable Rate Convertible Debentures due October 2008 (the “2004 Debentures”), issued by the Registrant on October 25, 2004, provide that the Company may not incur indebtedness that is senior to or pari passu with the indebtedness represented by the 2004 Debentures or grant a security interest in the Company’s assets. To enable the Company to enter into the Loan Agreement, on September 28, 2007, the Company negotiated for and obtained the consent of each of the four holders of 2004 Debentures (the “Debenture Holders”) pursuant to an Agreement and Consent (the “Debenture Holder Consent”).

Pursuant to the Debenture Holder Consent, the Registrant amended and restated the 2004 Debentures in the form of an Amended and Restated Variable Rate Secured Subordinated Convertible Debenture due October 2008 (the “Secured 2004 Debenture”) by (i) increasing the rate of interest from 400 basis points over six-month LIBOR to the greater of 10% and 500 basis points over six-month LIBOR, (ii) reflecting the adjusted conversion price of the Secured 2004 Debentures of $0.70 per share, which adjustment results from the antidilution adjustment of the 2004 Debentures caused by the issuance of the Lender Warrants (discussed under “Impact on Outstanding Securities,” below) and (iii) granting a security interest in all of the Registrant’s assets (and, as set forth in a guaranty by Diomed, Inc. of the Registrant’s obligations under the Secured 2004 Debenture and a separate security agreement, the assets of Diomed, Inc.), subordinated to the security interest granted to the Lender. The Company made certain representations, warranties and other agreements with the Debenture Holders, including reimbursement of their legal fees, but paid no remuneration for obtaining the Debenture Holder Consents.

The Debenture Holders and the Lender entered into an Intercreditor Agreement, dated September 28, 2007, acknowledged by the Company, pertaining to the creditors’ respective rights to the collateral comprising their respective security interests in the Company’s assets. The Intercreditor Agreement enables the Lender to block the Registrant from repaying the Secured 2004 Debentures when they become payable, in which case, under the Debenture Holder Consent, the Company agreed to repay the Lender with the proceeds of the judgment in the EVLT® patent litigation case, so long as the Company has received at least $10 million from that $14.7 million judgment by that time.

Under the Debenture Holder Consents, among other things, the Debenture Holders permitted the Company’s incurrence of indebtedness under the Loan and the Company’s grant of security to the Lender in connection with the Loan, agreed that they had no rights to participate in the Loan and agreed to limit conversions of their Secured 2004 Debentures to 2/3 of the principal amount thereof until such time as the Company obtains the listing of additional shares with the American Stock Exchange to cover all shares into which the outstanding Secured 2004 Debentures would be convertible after giving effect to the antidilution adjustment.

Consent by Holders of Preferred Stock

The terms of the outstanding shares of Preferred Stock issued by the Registrant on September 29, 2006 also prohibit the Company’s incurrence of debt and the issuance of Common Stock equivalents, such as the Lender Warrants, at a price lower than $1.15 per share exchange rate of the Preferred Stock (a “Dilutive Issuance”), and provide that dividends must begin to accrue and be payable in the event of a Dilutive Issuance.

To enable the Company to enter into the Loan and the transactions contemplated thereby (including the amended terms of the 2004 Debentures) and to avoid being required to pay dividends, on September 28, 2007, the Company negotiated for and obtained the consent of the requisite holders of Preferred Stock (the “Preferred Stockholders”), which consent was provided under an Agreement and Consent (the “Preferred Stockholder Consent”).

Pursuant to the Preferred Stockholder Consent, the Registrant agreed that upon exchange of the Preferred Stock in accordance with its terms, the Registrant will issue to the holders of the Preferred Stock that provided their consents to the Loan, in addition to those shares of Common Stock issuable upon such exchange, additional shares of Common Stock such that the holders of Preferred Stock that provided their consents to the Loan will receive in total the number of shares of Common Stock as if the exchange rate of the Preferred Stock were $0.70 per share.

Under the Preferred Stockholder Consents, among other things, the Preferred Stockholders that provided their consents to the Loan (i) permitted the Company’s incurrence of indebtedness under the Loan and the amendments to the 2004 Debentures, (ii) agreed that they had no rights to participate in the Loan, (iii) agreed to limit voting of their Preferred Stock to the number of underlying shares of Common Stock at the exchange rate of $1.15 (without giving effect to the additional shares the Registrant agreed to issue upon conversion), (iv) agreed to permit the issuance of the Lender Warrant and (v) agreed that, notwithstanding the issuance the Lender Warrant or the adjustments to the 2004 Debentures, (1) no antidilution adjustment to the Preferred Stock would occur and (2) dividends would not begin to accrue or be payable on the Preferred Stock as a result of the Dilutive Issuance.

Impact on Outstanding Securities

As stated above, as consideration for the Preferred Stockholder Consents, the Registrant agreed to issue additional shares of Common Stock upon exchange of the Preferred Stock. There are currently 673.6044 shares of Preferred Stock issued and outstanding, exchangeable for a total of 6,736,044 shares of Common Stock, at an exchange rate of $1.15 per share of common at $10,000 per share of Preferred Stock. All of the holders of Preferred Stock provided their consents. As a result, the Registrant will be required to issue up to an additional 4,330,314 shares of its Common Stock at such time as the Preferred Stock is tendered for exchange, for a total of 11,066,358 shares.

Additionally, the terms of certain of the Registrant’s currently outstanding securities (the “Antidilution Securities”) provide for adjustments to the effective price payable for shares of Common Stock upon conversion or exercise of those Antidilution Securities when the Company completes certain future transactions and the effective price per share of the Common Stock or Common Stock equivalents that are issued in the future transaction is less than the effective price per share under the terms of the Antidilution Security. The issuance of the Lender Warrants constitutes a dilutive transaction under the terms of the Antidilution Securities, triggering the antidilution provisions of certain Antidilution Securities.

Accordingly, Registrant’s issuance of the Lender Warrant caused the following adjustments to Antidilution Securities:

•
the conversion price of the 2004 Debentures ($3.712 million principal amount currently outstanding) was reduced from $1.15 per share of Common Stock to $0.70 per share, which, when converted, will increase the number of shares of Common Stock to be issued from to 3,227,826 to 5,302,857, or, 2,075,031 shares;

•
the exercise price of the warrants to purchase 2,657,461 shares of Common Stock issued to the investors in the Company’s financing transaction completed October 28, 2004 (the “2004 Warrants”) was reduced from $1.15 to $0.70 per share of Common Stock;

•
the exercise price of the warrants to purchase 2,272,000 shares of Common Stock issued to the investors in the Company’s financing transaction completed September 30, 2005 (the “2005 Warrants”) was reduced from $1.98 to $1.75 per share, and the number of shares of Common Stock issuable upon exercise of the 2005 Warrants will increase from 2,272,000 to 2,572,855, an increase of 300,855 shares;

•
the exercise price of the warrants to purchase 370,000 shares of Common Stock issued to the designees of the Registrant’s former placement agent, Musket Research Associates, Inc., in the Registrant’s financing transaction completed September 29, 2006 (the “MRA Warrants”) was reduced to $1.01 per share, and the number of shares of the Common Stock issuable upon exercise of the MRA Warrants will increase from 370,000 to 418,995, an increase of 48,995 shares;

•
the exercise price of warrants to purchase 85,578 shares of the Common Stock issued to designees of the Company’s former placement agent, Sunrise Securities Corp. (the “Sunrise Warrants”), will be reduced from $1.15 to $0.70 per share.

The following table sets forth the numbers of shares of Common Stock underlying the Preferred Stock and the Antidilution Securities prior to the Loan and related Debenture Holder Consents and Preferred Stockholder Consents, and the numbers of shares that will underly the Lender Warrant, the Preferred Stock and the Antidilution Securities giving effect to the Company’s entering into the Loan Agreement, the Preferred Stockholder Consents and the adjustment to Antidilution Securities:

Description of Security	Current Number of Underlying Common Shares	Number of Underlying Shares following Transaction	Net Increase in Underlying Common Shares
the Lender Warrants	0	86,957	86,957
Preferred Stock	6,736,044	11,066,358	4,330,314
2004 Debentures	3,227,826	5,302,857	2,075,031
2004 Warrants	2,657,461	2,657,461	0
2005 Warrants	2,272,000	2,572,855	300,855
MRA Warrants	370,000	418,995	48,995
Sunrise Warrants	85,578	85,578	0
TOTAL	15,348,909	22,191,061	6,842,152

On a fully-diluted basis (i.e., giving effect to all shares of Common Stock of the Registrant underlying Common Stock equivalents outstanding), the total increase in shares of Common Stock issuable under these securities represents approximately 14% of the Company’s approximately 50 million outstanding shares.

Company Approval of Loan; Related Transactions

The Board of Directors of the Company approved the Loan, the Debenture Holders Consents and the Preferred Stockholder Consents through its Finance Committee, the members of which are James A. Wylie, Jr., David B. Swank, Geoffrey H. Jenkins, Joseph Harris and Edwin Snape. The Board granted the Finance Committee authority to approve, negotiate and authorize the Company’s officers to enter into agreements for debt and equity financings (such as the Loan, Debenture Holder Consent and Preferred Stockholder Consent).

Dr. Snape is a partner of New England Partners (“NEP”), whose affiliates, New England Capital, L.P., and Nexus Medical Partners II S.C.A., SICAR, both of which are managed by NEP and affiliates of NEP, purchased Preferred Stock in the Company’s September 29, 2006 financing transaction and are currently Preferred Stockholders. As such, Dr. Snape recused himself from deliberations and voting on the Finance Committee’s approval of the Loan, Debenture Holder Consents and Preferred Stockholder Consents, which were approved unanimously by the other members of the Finance Committee. NEP’s affiliates gave their consent to the Loan under terms and conditions of the Preferred Stockholder Consent that are identical to the terms and conditions that were negotiated by the other, unaffiliated Preferred Stockholders.

Exemptions from Registration

The Lender Warrants were issued, and the shares of Common Stock issuable upon exercise thereof will be issued, without registration with the Commission, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The shares of Common Stock that the Registrant agreed to issue as consideration for the Preferred Stockholder Consent and the additional shares of Common Stock that will be issuable upon exercise of the Antidilution Securities will be issued without registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder. The Secured 2004 Debentures were issued pursuant to Section 3(a)(9) of the Securities Act.

Transaction Expenses and Net Proceeds

The Company incurred certain transaction expenses in connection with the Loan, the Debenture Holder Consent and the Preferred Stockholder Consent, including (i) the Loan commitment fee of $200,000, (ii) legal fees and expenses of approximately $450,000 payable to its counsel and counsel representing the Lender and the Debenture Holders, (iii) American Stock Exchange additional listing fees of $47,000 in connection with the listing of the shares of Common Stock underlying the Lender Warrants, the additional shares of Common Stock it agreed to issue to the Preferred Stockholders upon exchange of their Preferred Stock and the increased number of shares of Common Stock underlying the Antidilution Securities and (iv) legal and accounting fees of approximately $75,000 in connection with the registration of certain shares issuable as a result of the Loan. Accordingly, the Company will receive net proceeds of approximately $5,228,000 out of the $6,000,000 tranche under the Loan, excluding the $4,000,000 that will be received if the Company elects to draw the second tranche when it becomes available.

The Company will use the proceeds of the financing, net of transaction expenses, for its general working capital purposes, including legal expenses incurred in patent litigation.

Further Information

This Current Report includes as exhibits copies of the forms of the following documents in connection with the Loan, the Debenture Holder Consent and the Preferred Stockholder Consent, each of which documents is hereby incorporated by reference into this Current Report:

•
Loan and Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand (Schedules Omitted);

•	Trademark Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand;

•
Collateral Grant of Security Interest in Copyrights, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand

•	Patent Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand;

•
Stock Pledge Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand and Hercules Technology Growth Capital, Inc., on the other hand;

•	Share Charge Agreement, dated as of September 28, 2007, by and between Diomed, Inc. and Hercules Technology Growth Capital, Inc.;

•	Warrant Agreement, dated as of September 28, 2007, between Diomed Holdings, Inc. and Hercules Technology Growth Capital, Inc.;

•	Debenture Holder Agreement and Consent, dated as of September 28, 2007, between Diomed Holdings, Inc. and each holder of Variable Rate Convertible Debentures due October 2008 (Schedules Omitted);

•
Intercreditor Agreement, dated as of September 28, 2007, by and between Hercules Technology Growth Capital, Inc., on the one hand, and each holder of Amended and Restated Secured Subordinated Convertible Debentures due October 2008;

•	Form of Amended and Restated Secured Subordinated Convertible Debentures due October 2008 of Diomed Holdings, Inc.;

•	Pledge and Security Agreement, dated as of September 28, 2007, by Diomed Holdings, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008;

•	Guaranty, dated as of September 28, 2007, by Diomed, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008;

•	Guarantor Pledge and Security Agreement, as of September 28, 2007, by Diomed, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008; and

•	Preferred Stockholder Agreement and Consent, dated as of September 28, 2007, between Diomed Holdings, Inc. and each holder of Preferred Stock.

The Company also issued a press release relating to the financing transaction on October 1, 2007, which is filed as an Exhibit 99.1 to this Current Report and is hereby incorporated by reference into this Current Report.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 of this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1
Loan and Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand (Schedules Omitted)

10.2	Trademark Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand
10.3
Collateral Grant of Security Interest in Copyrights, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand

10.4	Patent Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand
10.5
Stock Pledge Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand and Hercules Technology Growth Capital, Inc., on the other hand

10.6	Share Charge Agreement, dated as of September 28, 2007, by and between Diomed, Inc. and Hercules Technology Growth Capital, Inc.
10.7	Warrant Agreement, dated as of September 28, 2007, between Diomed Holdings, Inc. and Hercules Technology Growth Capital, Inc.
10.8	Debenture Holder Agreement and Consent, dated as of September 28, 2007, between Diomed Holdings, Inc. and each holder of Variable Rate Convertible Debentures due October 2008 (Schedules Omitted)
10.9
Intercreditor Agreement, dated as of September 28, 2007, by and between Hercules Technology Growth Capital, Inc., on the one hand, and each holder of Amended and Restated Secured Subordinated Convertible Debentures due October 2008

10.10	Form of Amended and Restated Secured Subordinated Convertible Debentures due October 2008 of Diomed Holdings, Inc.
10.11	Pledge and Security Agreement, dated as of September 28, 2007, by Diomed Holdings, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008
10.12	Guaranty, dated as of September 28, 2007, by Diomed, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008
10.13	Guarantor Pledge and Security Agreement, as of September 28, 2007, by Diomed, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008
10.14	Preferred Stockholder Agreement and Consent, dated as of September 28, 2007, between Diomed Holdings, Inc. and each holder of Preferred Stock
99.1	Press Release issued October 1, 2007 by Diomed Holdings, Inc. and Diomed, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIOMED HOLDINGS, INC.
(Registrant)
Date:  October 1, 2007

By:  /s/ David B. Swank

Name:  David B. Swank
Title: Chief Financial Officer

List of Exhibits:

Exhibit No.	Description
10.1
Loan and Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand (Schedules Omitted)

10.2	Trademark Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand
10.3
Collateral Grant of Security Interest in Copyrights, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand

10.4	Patent Security Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand
10.5
Stock Pledge Agreement, dated as of September 28, 2007, by and between Diomed Holdings, Inc. and Diomed, Inc., on the one hand, and Hercules Technology Growth Capital, Inc., on the other hand and Hercules Technology Growth Capital, Inc., on the other hand

10.6	Share Charge Agreement, dated as of September 28, 2007, by and between Diomed, Inc. and Hercules Technology Growth Capital, Inc.
10.7	Warrant Agreement, dated as of September 28, 2007, between Diomed Holdings, Inc. and Hercules Technology Growth Capital, Inc.
10.8	Debenture Holder Agreement and Consent, dated as of September 28, 2007, between Diomed Holdings, Inc. and each holder of Variable Rate Convertible Debentures due October 2008 (Schedules Omitted)
10.9
Intercreditor Agreement, dated as of September 28, 2007, by and between Hercules Technology Growth Capital, Inc., on the one hand, and each holder of Amended and Restated Secured Subordinated Convertible Debentures due October 2008

10.10	Form of Amended and Restated Secured Subordinated Convertible Debentures due October 2008 of Diomed Holdings, Inc.
10.11	Pledge and Security Agreement, dated as of September 28, 2007, by Diomed Holdings, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008
10.12	Guaranty, dated as of September 28, 2007, by Diomed, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008
10.13	Guarantor Pledge and Security Agreement, as of September 28, 2007, by Diomed, Inc. in favor of the holders of Amended and Restated Secured Subordinated Convertible Debentures due October 2008
10.14	Preferred Stockholder Agreement and Consent, dated as of September 28, 2007, between Diomed Holdings, Inc. and each holder of Preferred Stock
99.1	Press Release issued October 1, 2007 by Diomed Holdings, Inc. and Diomed, Inc.